                                                                    Exhibit 10.2


                     EMPLOYEE/SHAREHOLDER ESCROW AGREEMENT


         This Employee/Shareholder Escrow Agreement (the "AGREEMENT") is entered into as of December 16, 1999 by and among DALEEN TECHNOLOGIES, INC. ("PARENTCO"), DALEEN CANADA CORPORATION, a newly formed Nova Scotia unlimited liability company (the "COMPANY"), the holders of all of the issued and outstanding shares of INLOGIC SOFTWARE INC. ("INLOGIC") identified on Exhibit A hereto as such (collectively, the "EMPLOYEE/SHAREHOLDERS"), Mohammed Aamir as representative of the Employee/Shareholders (the "ESCROW REPRESENTATIVE") and MONTREAL TRUST COMPANY OF CANADA, as escrow agent (the "ESCROW AGENT").

         WHEREAS, pursuant to a Share Purchase Agreement (the "PURCHASE AGREEMENT") dated as of the date hereof, by and among ParentCo, the Company, Inlogic, the Employee/Shareholders and the other shareholders of Inlogic, the Company is purchasing all of the issued and outstanding shares in Inlogic in consideration for the issuance of either exchangeable shares of the Company (the "EXCHANGEABLE SHARES") or shares of common stock, $0.01 par value per share, of ParentCo ("PARENTCO COMMON STOCK");

         AND WHEREAS, the Employee/Shareholders have agreed to have a portion of the Exchangeable Shares or ParentCo Common Stock, as the case may be, which they will receive in consideration for their shares in Inlogic, placed in escrow for a period of time, as specified in Article 7 of the Purchase Agreement;

         AND WHEREAS, 661,242 Exchangeable Shares of the Company and 33,812 Shares of ParentCo Common Stock are being deposited in escrow to be held as hereinafter provided;

         AND WHEREAS the foregoing recitals are made as representations and statements of fact by the parties hereto other than the escrow Agent;

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties herein contained, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       Escrow and Escrow Shares.

         Pursuant to the Purchase Agreement, the Company shall deposit in escrow with the Escrow Agent, as escrow agent, a stock certificate or certificates representing 661,242 Exchangeable Shares issued and initially 14,859 shares of ParentCo Common Stock issued and, within 60 days, an additional 18,953 shares of ParentCo Common Stock issued (together, the "ESCROW SHARES" Stock and together with additions to or earnings on the same, the "ESCROW DEPOSIT") which shall be registered in the name of the Escrow Agent, or its nominee, as agent for the beneficial owners of such shares. The Escrow Shares shall be held and distributed by the Escrow Agent in accordance with the terms and conditions hereof. The number of Escrow Shares beneficially owned by each Shareholder is set forth in Schedule A hereto, subject to adjustments as set out in Sections 5 and 6 of this Agreement.

2.       Investment of Escrow.

         The Escrow Agent shall invest all cash, if any, held as part of the Escrow Deposit only in such specific investments as the Employee/Shareholders and the Escrow Representative shall from time to time jointly direct in writing to the Escrow Agent. If the amount of cash is insufficient to invest the cash will be deposited into an interest bearing trust account of the Escrow Agent.

         Until further written notice, cash in the Escrow Deposit shall be invested in an interest bearing trust account of the Escrow Agent secured by federal regulators, money market funds, guaranteed investment certificates, treasury bills, or any debtor bond obligations rated AAA by Standard & Poor's or Dominion Bond Rating Service or the equivalent rating by such other rating agency as the Escrow Representative and the Employee/Shareholders may direct. Unless otherwise directed in writing by the Escrow Representative and the Employee/Shareholders, the Escrow Agent shall not invest all or any portion of the Escrow Deposit in any investment if the maturity date of such investment is later than the last date of the Escrow Period (as defined below).

3.       Exchange and Permitted Transfers.

         The Exchangeable Shares may be exchanged into ParentCo Common Stock (or any other securities) during the Escrow Period and the Exchangeable Shares may be transferred within escrow solely in favour of Daleen Callco Corporation, if required to effect such exchange. The Employee/Shareholder desiring such exchange shall deliver to the Escrow Agent a notice stating the number of Exchangeable Shares (such number not to exceed the total number of Exchangeable Shares that the Escrow Agent is holding on behalf of such Employee/Shareholder) he or she wishes to exchange. The Escrow Agent shall deliver to the Company such notice together with an Exchangeable Share certificate(s) representing at least that number of Exchangeable Share being exchanged. The Company shall return to the Escrow Agent the ParentCo Common Stock into which the Exchangeable Shares have been exchanged and any other consideration resulting from such exchange as well as a new Exchangeable Share certificate representing the balance of any Exchangeable Shares not exchanged all of which shall form part of the Escrow Deposit. The Company shall return such consideration within 10 business days.

         The ParentCo Common Stock may be transferred within the Escrow Period, provided that (i) such transfer is effected pursuant to the registration rights agreement dated the date hereof between ParentCo and the Employee/Shareholders or pursuant to a valid exemption under Rule 144 of the Securities Act of 1933, as amended; (ii) the Employee/Shareholder represents in writing to the Escrow Agent that he or she does not hold any Exchangeable Shares or ParentCo Common Stock other than the Escrow Shares or that he or she is transferring any other ParentCo Common Stock it holds as part of such transfer; and (iii) the Employee/Shareholder shall return to the Escrow Agent to form part of the Escrow Amount, the pre-tax net proceeds received by the Employee/Shareholder from such transfer. The Escrow Agent shall have no duty to determine the accuracy of such notice. Upon receipt of such notice the Escrow Agent will forward the ParentCo Common Stock in question to the Employee/Shareholder with a power of attorney. The Employee/Shareholder shall return to the Escrow Agent to form part of the Escrow Deposit, the pre-tax net proceeds received by
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                                     - 3 -



the Employee/Shareholder from such transfer and the balance of the ParentCo Common Stock represented by the certificate released not transferred within 10 business days of the Escrow Agent's release of same. If the Escrow Agent does not receive such proceeds within 10 business days it will notify the Company. The Escrow Agent shall have no duty to ensure that the Employee/Shareholder deposits such proceeds or to determine the sufficiency of such proceeds.

4.       Rights and Obligations of the Parties.

         The Escrow Agent shall be entitled to such rights and shall perform such duties of the escrow agent as set forth herein (collectively, the "DUTIES"), in accordance with the terms and conditions of this Agreement. ParentCo, the Company, the Escrow Representative and the Employee/Shareholders shall be entitled to their respective rights and shall perform their respective duties and obligations as set forth herein, in accordance with the terms hereof.

5.       Escrow Period.

         (a) Subject to Section 5(b) herein, the Escrow Period shall terminate with respect to (i) 41.67% of the Escrow Shares held on behalf of each Employee/Shareholder at the expiration of six (6) months after the date of this Agreement; (ii) 41.67% of the Escrow Shares held on behalf of each Employee/Shareholder of the Escrow Shares at the expiration of twelve (12) months after the date of this Agreement; and
                  (iii) the remainder of the Escrow Deposit at the expiration of eighteen (18) months after the date of this Agreement. Any fractional shares which are to be released pursuant to (i) or
                  (ii) hereof shall be rounded up to the next whole share.

         (b) Notwithstanding Section 5(a) above, if the Escrow Agent and the Company receive a written notice from the Employee/Shareholder to the effect that due to a material breach by the Company of such Employee/Shareholder's employment agreement with the Company (provided that the Escrow Agent has not received a written notice from the Company within 5 business days of receipt of such notice of material breach, that there is a dispute under the Employee/Shareholders' employment agreement with respect to such material breach, in which case the Escrow Agent shall await receipt of a joint settlement, arbitration award or court judgment or order or any similar official notice of resolution of the dispute), all the Escrow Shares of such Employee/Shareholder shall be released from escrow and the Escrow Agent shall deliver to such Employee/Shareholder that number of Escrow Shares and that amount of any other property in the Escrow Deposit which bears the same relationship to the total number of Escrow Shares and other Property in the Escrow Deposit as the number of Escrow Shares set forth opposite his/her name on Exhibit A hereto, (as may be adjusted from time to time), bears to the total number of Escrow Shares on Exhibit A.

6.       Delivery of Escrow Shares

         (a) Promptly following the termination of each Escrow Period as set forth above, the Escrow Agent shall deliver to the Employee/Shareholders that number of Escrow Shares which bears the same relationship to the total number of Escrow Shares in the Escrow Deposit and available for distribution as the number of Escrow Shares set forth opposite the name of each such Employee/Shareholder on Exhibit A hereto (as may be adjusted from time to time) bears to the total number of Escrow Shares on Exhibit A. With respect to the last Escrow Period, the Escrow Agent shall deliver together with the Escrow Shares the proportionate amount of property, if any, in the Escrow Deposit.

         (b) MOHAMMED AAMIR - In the event that the Escrow Agent and Mr. Mohammed Aamir receives a written notice from the Company that Mr. Mohammed Aamir has been terminated "for cause" under the terms of his employment agreement with the Company, provided that the Escrow Agent has not received a written notice from Mr. Aamir within 5 business days of receipt of such notice of termination, that there is a dispute under Mr. Aamir's employment agreement with respect to such termination, in which case the Escrow Agent shall await receipt of a joint settlement arbitration award or court judgment or order or any similar official notice of resolution of the dispute, (i) 50% of the Escrow Deposit beneficially held on his behalf hereunder shall be released from escrow and delivered (in the case of the Escrowed Shares, for cancellation) to the Company; and (ii) the remaining 50% of the Escrow Deposit beneficially held on his behalf hereunder shall be released from escrow and transferred to a charitable organization which has been designated on the date hereof or such other charitable organization as has been designated in writing by Mohammed Aamir and the Company's Chief Executive Officer. In the event that Mr. Mohammed Aamir dies by natural or accidental cause the Company shall give a notice to the Escrow Agent (which notice shall identify the name of the representative of Mr. Aamir's estate) and that percentage of the Escrow Deposit beneficially held on his behalf hereunder shall be released from escrow and delivered to Mr. Aamir's estate forthwith.

         (c) TERMINATION FOR CAUSE OR RESIGNATION - In the event that the Escrow Agent and the Employee/Shareholder receives a notice by the Company (i) that such Employee/Shareholder (other than Mohammed Aamir) has been terminated "for cause" under the terms of his or her employment agreement with the Company (other than if the Escrow Agent receives a written notice by such Employee/Shareholder that there is a dispute under his or her employment agreement with respect to such termination within 5 business days of the Escrow Agent's receipt of the Company's notice of termination, in which case the Escrow Agent shall await receipt of a joint settlement, arbitration award or court judgment or order or any similar official notice of the result of the dispute from the Employee and the Company); or (ii) that such Employee/Shareholder has resigned from his or her employment with the

                  Company (other than if the Escrow Agent receives a written notice by such Employee/Shareholder that there is a dispute under his or her employment agreement with respect to such resignation within 5 business days of the Escrow Agent's receipt of the Company's written notice of resignation, in which case the Escrow Agent shall await receipt of a joint settlement, arbitration award or court judgment or order or any similar official notice of the result of the dispute from the Employee and the Company); 100% of the Escrow Deposit beneficially held on his or her behalf shall be transferred and reallocated within escrow to all the other Employee/Shareholders hereunder on a pro rata basis, and the Escrow Agent shall adjust Exhibit A hereof accordingly. Any fractional shares arising from such reallocation shall be returned to the Company for cancellation.

7.       Amounts Earned on Escrow Deposit: Tax Matters.

         All amounts earned, paid or distributed with respect to the Escrow Deposit, if any, (whether interest, dividends, distributions from ParentCo with respect to the Escrow Shares or otherwise) shall become a part of the Escrow Deposit, shall be held hereunder upon the same terms as the original Escrow Deposit and shall be distributed together with the underlying portion of the original Escrow Deposit pursuant to the terms of this Agreement. The parties agree that the Employee/Shareholders will include all amounts earned on the Escrow Deposit (or allocated or distributed with respect thereto) in their gross income for federal, provincial and local income tax (collectively, "INCOME TAX") purposes and pay any income tax resulting therefrom, pro rata in accordance with their combined ownership percentage as set forth on Exhibit A.

8.       The Escrow Agent.

         (a) Direction from ParentCo and Escrow Representative. Notwithstanding anything herein to the contrary, the Escrow Agent shall promptly dispose of all or any part of the Escrow Deposit as directed by a notice in writing signed by the Company, ParentCo and Escrow Representative.

         (b) Reliance by Escrow Agent; Liability of Escrow Agent. Except with respect to capitalized terms used herein and defined in the Purchase Agreement, the Escrow Agent will not be subject to, or be obliged to recognize, any other agreement between the parties hereto or directions or instructions not specifically set forth as provided for herein. The Escrow Agent will not make any payment or disbursement from or out of the Escrow Deposit that is not expressly authorized pursuant to this Agreement. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payment that may be due it hereunder. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Escrow Agent's gross negligence and willful misconduct was the primary cause of any loss to the Company, ParentCo or the Employee/Shareholders. In the administration of the Escrow Deposit hereunder, the Escrow Agent may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. The Company, ParentCo and the Employee/Shareholders jointly and severally hereby agree to indemnify and hold the Escrow Agent and its directors, officers, agents and employees (collectively, the "INDEMNITEES") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees and expenses ("LOSSES") that may be imposed on, incurred by, or asserted against the Indemnitees or any of them for following any instructions or other directions upon which the Escrow Agent is authorized to rely pursuant to the terms of this Agreement. In addition to and not in limitation of the immediately preceding sentence, the Company, ParentCo and the Employee/Shareholders also agree jointly and severally to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against the Indemnitees or any of them in connection with or arising out of the Indemnities' performance under this Agreement, provided the Indemnitees have not acted with gross negligence or engaged in willful misconduct. In addition, without limiting the foregoing, with respect to a distribution made by ParentCo or the Company or any exchange or transfer of any Escrowed Shares, ParentCo will retain counsel for the Escrow Agent to advise the Escrow Agent on tax reporting issues. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits). As between the Company and ParentCo on the one hand and the Employee/Shareholders on the other, each shall bear equally the indemnification obligations set forth in this Section 8(b). The provisions of this Section 8(b) shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent for any reason.

         (c) Fees and Expenses of the Escrow Agent. All fees of the Escrow Agent for its services hereunder, together with any expenses reasonably incurred by the Escrow Agent in connection with this Agreement, shall be paid by the Company. All fees of the Escrow Agent in connection herewith shall be due upon receipt of an invoice from the Escrow Agent delivered to the Company.

         (d)      Resignation and Removal of Escrow Agent; Successor Escrow
                  Agent.

                  (i) The Escrow Agent may resign from its duties hereunder by giving each of the parties hereto not less than thirty (30) days prior written notice of the effective date of such resignation (which effective date shall be at least thirty (30) days after the date such notice is given). In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument (which effective date shall be at least thirty (30) days after the date such notice is given) signed by the Company, ParentCo and the Escrow Representative and delivered to the Escrow Agent. The parties hereto intend that a successor escrow agent mutually acceptable to the Escrow Representative, the Company and ParentCo will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent's resignation or removal. Upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow Deposit to such successor escrow agent, together with an accounting of the investments held by it and all transactions related to this Agreement, including any distributions made and such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Deposit as such successor may reasonably request. If on or before the effective date of such resignation or removal, a successor escrow agent has not been appointed, the Escrow Agent shall cease its functions at the expiry of the notice period and may retain all and any property in its possession hereunder on a merely safekeeping basis, at a fee to be determined by the Escrow Agent, acting reasonably.

         Upon written acknowledgment by a successor escrow agent appointed in accordance with this Agreement to serve as escrow agent hereunder and the receipt of the property then comprising the Escrow Deposit, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, subject to Section 8(b) of this Agreement, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

                  (ii) Any corporation, association or other entity into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or otherwise transfer all or substantially all of its corporate trust business, or any corporation, association or other entity resulting from any such merger, conversion, consolidation, sale or other transfer, shall, ipso facto, be and become successor Escrow Agent hereunder, vested with all of the powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act on the part or any of the parties hereto, anything herein to the contrary notwithstanding.

         (e) The Escrow Agent shall have the right to consult with and obtain advice from legal counsel employed or appointed by it, who may but need not be legal counsel for the Company, in the event of any questions as to any of the provisions hereof or its duties hereunder. The cost of such services shall be reasonable expenses pursuant to s. 8(c) hereof.

         (f) The Escrow Agent shall disburse monies hereunder only to the extent that monies have been deposited with it.

         (g) The Escrow Agent shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear documentation which complies with the terms of this Agreement. Such documentation must not require the exercise of any discretion or independent judgment.

         (h) The Escrow Agent shall incur no liability with respect to the delivery or non-delivery of any certificate or certificates whether delivered by hand, mail or any other means.

         (i) The forwarding of a cheque by the Escrow Agent will satisfy and discharge the liability for any amounts due to the extent of the sum or sums represented thereby. In the event of the non-receipt of such cheque by the payee, or the loss or destruction thereof, the Escrow Agent, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, will issue to such payee a replacement cheque for the amount of such cheque.

         (j) None of the provisions contained in this Agreement require the Escrow Agent to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

9.       Voting of Escrow Shares.

         So long as any Escrow Shares are retained by the Escrow Agent, the Employee/Shareholders in accordance with their respective ownership percentages as set forth on Exhibit A hereto, shall be entitled to exercise the voting power, if any, with respect to the Escrow Shares, in accordance with their respective ownership percentages as set forth on Exhibit A hereto. ParentCo and the Company shall provide to the Escrow Agent such sufficient number of copies of materials to be provided to the Employee/Shareholders in sufficient time for the Escrow Agent to provide the materials to the Employee/Shareholders in order that the Employee/Shareholders may exercise their voting power. The Escrow Agent shall not exercise the voting power of the Employee/Shareholders.

10.      Termination.

         This Agreement shall terminate on the date that the Escrow Deposit is reduced to zero as the result of releases by the Escrow Agent to Employee/Shareholders in accordance with this Agreement. Notwithstanding the foregoing, this Agreement shall no longer apply to any Employee/Shareholder on whose behalf the Escrow Agent no longer holds any portion of the Escrow Deposit pursuant to the terms of this Agreement.

11.      Governing Law.

         IT IS THE PARTIES' INTENT THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL

LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS APPLICABLE THEREIN.

12.      Counterparts.

         This Escrow Agreement may be executed in one or more counterparts, all of which documents shall be considered one and the same document.

13.      Notices.

         Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given when received, if personally delivered or delivered by overnight delivery service or sent by facsimile transmission:

         TO PARENTCO:                  Daleen Technologies, Inc.
                                       902 Clint Moore Road
                                       Suite 230
                                       Boca Raton, Florida 33487

                                       Attention:  Stephen Wagman
                                       Facsimile:  (561) 995-1979

         With a copy to:               Morris, Manning & Martin L.L.P.
                                       1600 Atlanta Financial Center
                                       3343 Peachtree Road, N.E.
                                       Atlanta, Georgia 30326

                                       Attention:  David M. Calhoun
                                       Facsimile:  (404) 365-9532

         TO THE COMPANY:               Daleen Canada Corporation
                                       902 Clint Moore Road
                                       Suite 230
                                       Boca Raton, Florida 33487

                                       Attention: Stephen Wagman
                                       Fax: (561) 995-1979

         With a copy to:               Stikeman, Elliott
                                       Barristers & Solicitors
                                       Suite 5300
                                       Commerce Court West
                                       Toronto, Ontario  M5L 1B9

                                       Attention:  Nathalie Mercure
                                       Facsimile:  (416) 947-0866

         And a copy to:                       Morris, Manning & Martin L.L.P.
                                              1600 Atlanta Financial Center
                                              3343 Peachtree Road, N.E.
                                              Atlanta, Georgia 30326

                                              Attention:  David M. Calhoun
                                              Facsimile:  (404) 365-9532

         TO THE EMPLOYEE/SHAREHOLDERS:        See Exhibit B

         TO THE ESCROW REPRESENTATIVE:        Mohammed Aamir
                                              123 Scadding Avenue
                                              Apt. 819
                                              Toronto, Ontario
                                              M5A 4J3

         With a copy to:                      Blake Cassels & Graydon
                                              Commerce Court West
                                              P.O. Box 25
                                              Stn. Commerce Court
                                              Toronto, Ontario
                                              M5L 1A9

                                              Attention:  John Tuzyk
                                              Facsimile:  (416) 863-2653

         TO THE ESCROW AGENT:                 Montreal Trust Company of Canada
                                              151 Front Street West
                                              Suite 605
                                              Toronto, Ontario
                                              M5J 2N1

                                              Attention:  Manager Corporate
                                                          Trust Services
                                              Fax:        (416) 981-9777


         Addresses may be changed by written notice given pursuant to this Section. Any notice given hereunder may be given on behalf of any party by his counsel or other authorized representatives.

14.      Force Majeure.

         Neither the Company, ParentCo, the Escrow Representative, the Employee/Shareholders nor the Escrow Agent shall be responsible for delays or failures in performance under this Agreement resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

15.      Modifications.

         This Agreement may not be altered or modified nor may any condition or covenant set forth herein be waived, without the express written consent of the parties hereto and the consent of the Escrow Representative shall bind each of the Employee/Shareholders. No course of conduct shall constitute a waiver of any of the terms and conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms of this Escrow Agreement, or of such terms and conditions on any other occasion.

16.      Reproduction of Documents.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by a photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         IN WITNESS WHEREOF, the parties have caused this Escrow Agreement to be executed as of the date first written above.


                                      DALEEN CANADA CORPORATION



                                      By:
                                          -------------------------------------
                                            Name:
                                            Title:


                                      DALEEN TECHNOLOGIES, INC.



                                      By:
                                          -------------------------------------
                                            Name:

                                     ------------------------------------------
                                       Mohammed Aamir,
                                       As Escrow Representative

                                 MONTREAL TRUST COMPANY OF CANADA



                                 By:
                                     ------------------------------------------



                                 By:
                                     ------------------------------------------
                                       Name:


                                     EMPLOYEE/SHAREHOLDERS:



                                     ------------------------------------------
                                     MOHAMMED AAMIR



                                     ------------------------------------------
                                     CARL SCASE



                                     ------------------------------------------
                                     CORNELIU IONESCU



                                     ------------------------------------------
                                     MANSOOR AHMED



                                     ------------------------------------------
                                     MING HAN



                                     ------------------------------------------
                                     CHARLES BARTON



                                     ------------------------------------------
                                     STEPHEN SMITH



                                     ------------------------------------------
                                     NAHLA RASHAD



                                     ------------------------------------------
                                     GEORGE TIMMES

                                     THE VENGROWTH INVESTMENT
                                     FUND INC.



                                     By:
                                         --------------------------------------
                                           Name:
                                           Title:


                                     01303949 ONTARIO INC.



                                     By:
                                         --------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT A

                             OWNERSHIP PERCENTAGES


---------------------------------------------------------------------------------
                                    NUMBER OF
                                    ---------
  EMPLOYEE/SHAREHOLDER          EXCHANGEABLE SHARES          OWNERSHIP PERCENTAGE
  --------------------          -------------------          --------------------
----------------------------------------------------------------------------------
Mohammad Aamir                        560,286                         80.6%
---------------------------------------------------------------------------------
Carl Scase                             33,812                          4.9%
---------------------------------------------------------------------------------
Corneliu Ionescu                       31,397                          4.5%
---------------------------------------------------------------------------------
Mansoor Ahmed                             967                          0.1%
---------------------------------------------------------------------------------
Ming Han                                8,695                          1.3%
---------------------------------------------------------------------------------
Charles Barton                          8,695                          1.3%
---------------------------------------------------------------------------------
Stephen Smith                           8,695                          1.3%
---------------------------------------------------------------------------------
Nahla Rashad                            8,695                          1.3%
---------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                NUMBER OF DALEEN
                                ----------------
  EMPLOYEE/SHAREHOLDER            COMMON STOCK               OWNERSHIP PERCENTAGE
  --------------------            ------------               --------------------
---------------------------------------------------------------------------------
George Timmes                   Initially: 14,859                   2.1%
                                -------------------------------------------------
                                  Within
                                 60 days:  18,953                   2.7%
---------------------------------------------------------------------------------
TOTAL                                     695,054                   100%
---------------------------------------------------------------------------------

                                   EXHIBIT B

                       ADDRESSES OF EMPLOYEE/SHAREHOLDERS


----------------------------------------------------------------------
THE VENGROWTH INVESTMENT FUND INC.         145 Wellington Street West
                                           Suite 200
                                           Toronto, Ontario
                                           M5J 1H8
----------------------------------------------------------------------
MOHAMMAD AAMIR                             123 Scadding Avenue
                                           Suite 819
                                           Toronto, Ontario
                                           M5A 4J3
----------------------------------------------------------------------
CARL SCASE                                 43 Jessie Cres
                                           P.O. Box 194
                                           Sharon, Ontario
                                           L0G 1V0
----------------------------------------------------------------------
CORNELIU IONESCU                           43 Appian Drive
                                           North York, Ontario
                                           M2J 2P8
----------------------------------------------------------------------
MANSOOR AHMED                              75 Graydon Hall Drive
                                           #1901
                                           Toronto, Ontario
                                           M3A 3M5
----------------------------------------------------------------------
1303949 ONTARIO INC.                       55 York Street
                                           Suite 1600
                                           Toronto, Ontario
                                           M5J 1R7
----------------------------------------------------------------------
MING HAN                                   118 Royal Palm Drive
                                           Brampton, Ontario
                                           L6Z 1P7
----------------------------------------------------------------------
CHARLES BARTON                             44 Dunfield Avenue 1516
                                           Toronto, Ontario
                                           M4S 2H2
----------------------------------------------------------------------
STEPHEN SMITH                              27 Columbine Avenue
                                           Toronto, Ontario
                                           M4L 1P4
----------------------------------------------------------------------
NAHLA RASHAD                               1263 Winterbourne Drive
                                           Oakville, Ontario
                                           L6J 7E4
----------------------------------------------------------------------
GEORGE TIMMES                              1002 Quaker Ridge Way
                                           Duluth, GA 30097
                                           U.S.A.
----------------------------------------------------------------------